PIMCO Managed Accounts Trust

Supplement Dated December 11, 2019 to the Prospectus

dated April 30, 2019, as supplemented (the “Prospectus”)

Disclosure Related to Fixed Income SHares: Series R (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Stephen Rodosky and Daniel He. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in the Portfolio’s Portfolio Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Portfolio. The Portfolio is jointly managed by Stephen Rodosky and Daniel He. Mr. Rodosky is a Managing Director of PIMCO, and he has managed the Portfolio since January 2019. Mr. He is a Senior Vice President of PIMCO, and he has managed the Portfolio since December 2019.

In addition, effective immediately, disclosure concerning the Portfolio’s portfolio managers in the table in the “Management of the Portfolios—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
FISH: Series R Portfolio	Daniel He	12/19

Senior Vice President, PIMCO. Mr. He is a member of the liquid products group specializing in real return and mortgage-backed securities. Prior to joining PIMCO in 2011, he structured and traded derivative strategies for a global macro hedge fund. He previously developed trading strategies at a hedge fund that focused on foreign exchange volatility. He has investment experience since 2005 and holds an MBA from the University of Chicago Booth School of Business. He also holds a master’s degree in financial engineering and an undergraduate degree in computer science from the National University of Singapore.

	Stephen Rodosky	1/19

Managing Director, PIMCO. Mr. Rodosky joined PIMCO in 2001 and specializes in portfolio management of treasuries, agencies and futures.

Messrs. Rodosky and He are jointly and primarily responsible for the day-to-day management of the FISH: Series R Portfolio. Mr. Rodosky has managed the Portfolio since January 2019, and Mr. He has managed the Portfolio since December 2019.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP1_121119

PIMCO Managed Accounts Trust (the “Trust”)

Supplement dated December 11, 2019 to the

Statement of Additional Information dated April 30, 2019,

as supplemented from time to time (the “SAI”)

Disclosure Regarding Fixed Income SHares: Series R (the “Portfolio”)

Effective immediately, the Portfolio is jointly managed by Stephen Rodosky and Daniel He.

Accordingly, effective immediately, corresponding changes are made in the subsections titled “Other Accounts Managed by Portfolio Manager” and “Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

PMAT_SUPP2_121119